UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 17, 2020

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As part of our broad-based effort to respond to the COVID-19 pandemic, Patterson Companies, Inc. (the “Company”) is implementing cost reduction measures including the base salary reductions described below.

Mark S. Walchirk, the Company’s President and Chief Executive Officer, agreed to a temporary reduction of 35% of his base salary, from May 1, 2020 through July 31, 2020. Additionally, Mr. Walchirk agreed that the salary reduction will not constitute “good reason” or breach under his employment agreement or any other agreement with the Company, and will not confer or trigger any additional rights or entitlements for him from the Company or any of its affiliates. This temporary reduction in base salary is memorialized in Amendment No. 1 to Mr. Walchirk’s employment agreement, which appears as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein.

The Company’s Chief Financial Officer, each of the other three most highly paid executive officers serving as of April 27, 2019 (our Named Executive Officers) and certain other members of the Company’s Executive Leadership Team will experience temporary base salary reductions of 30% from May 1, 2020 through July 31, 2020. In addition, members of management at the level of Manager through Vice President will experience temporary base salary reductions ranging from 10% to 20% during the same period. The base salary reductions will not modify Mr. Walchirk’s or the other executives’ rights that they may have with respect to the calculation of any annual or long term incentive awards or severance.

The Company’s Board of Directors has agreed to a reduction of 25% of non-employee directors’ cash compensation earned during the same period.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10	Amendment No. 1 to Employment Agreement by and between Patterson Companies, Inc. and Mark S. Walchirk, dated April 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: April 20, 2020	By:	/s/ Les B. Korsh
Les B. Korsh
Vice President, General Counsel and Secretary